OPTIMAL ALLOCATIONS SERIES

Gartmore Optimal Allocations Fund: Aggressive
Gartmore Optimal Allocations Fund: Moderately Aggressive
Gartmore Optimal Allocations Fund: Moderate
Gartmore Optimal Allocations Fund: Specialty

GARTMORE FUNDS
www.gartmorefunds.com

PROSPECTUS

September 1, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate.

TABLE OF CONTENTS

FUND SUMMARIES	[ ]
Purpose of the Gartmore Optimal Allocations Series
Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS	[ ]
Principal Investment Strategies
Asset Classes and Underlying Funds

MANAGEMENT	[ ]
Investment Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES	[ ]
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES	__
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

ADDITIONAL INFORMATION	BACK COVER

FUND SUMMARIES

This Prospectus provides information about the four Gartmore Optimal Allocations Funds (together, the "Funds" or individually, a "Fund"), offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance, and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Please use the summaries to compare the Funds with other mutual funds. More detailed information about the investment techniques of the Funds can be found in "More About the Funds" beginning on page[ ]. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its investment objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes - Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class shares. The fees, sales charges, and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page __.

PURPOSE OF THE GARTMORE OPTIMAL ALLOCATIONS SERIES

Each Fund provides an asset allocation option corresponding to different investment goals. Each Fund is a "fund of funds" and, as such, invests primarily in other mutual funds that represent different asset classes in the Fund's target allocation.

This Prospectus includes information on the following Funds:

Gartmore Optimal Allocations Fund: Aggressive

Gartmore Optimal Allocations Fund: Moderately Aggressive

Gartmore Optimal Allocations Fund: Moderate

Gartmore Optimal Allocations Fund: Specialty

The Funds are primarily designed:

- To help achieve an investor's savings objectives through a pre-determined asset allocation program.

- To maximize long-term total returns at an acceptable level of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal investment objectives, investment time horizons, risk tolerances, and financial circumstances.

FUND SUMMARIES

INVESTMENT OBJECTIVES

The investment objective of each Fund is to maximize total investment return for a given level of risk. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

The Funds are designed to provide diversification across several major asset classes: U.S. Stocks, International Stocks, Bonds, Short-Term Investments, and Specialty Assets. The Funds allow an investor to choose a single diversified investment based on his or her individual investment objective, time horizon, and risk tolerance. Each Fund invests in different combinations of mutual funds ("Underlying Funds"), as described below.

The Funds invest in Underlying Funds which are actively managed, primarily by Gartmore Mutual Fund Capital Trust ("GMF" or the "Adviser"), the Funds’ investment adviser, or by GMF’s affiliates, and which invest directly in a wide range of securities in various asset classes. Each Fund has an initial target allocation range for the asset classes described below, and the particular allocation utilized by a Fund will be reviewed quarterly and adjusted based on market movements and other economic factors. The Adviser has engaged Ibbotson Associates, an asset allocation consulting firm, to assist in determining the appropriate asset class allocation for each Fund and in selecting, and determining the allocations to, the Underlying Funds for each asset class. The Adviser retains sole, ultimate authority over the allocation of each Fund’s assets and the selection of, and allocation to, the particular Underlying Funds in which a Fund will invest.

Set forth below are the asset classes in which the Funds may invest and the Underlying Funds which the portfolio management team has chosen to represent each asset class. The Funds will not necessarily invest in every asset class and will not necessarily invest in every Underlying Fund in an asset class in which the Funds invest.

ASSET CLASS	UNDERLYING FUNDS
U.S. STOCKS
U.S. Large Cap
(The Funds generally consider the large cap asset class to consist of companies with market capitalizations in the range of companies represented by the Standard & Poor’s 500 Index.)

GARTMORE NATIONWIDE FUND. The Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income. To achieve its objective, the Nationwide Fund invests primarily in common stocks and convertible securities in companies with above-average revenue growth, consistent or above-average earnings growth, or attractive price valuations.
GARTMORE U.S. GROWTH LEADERS FUND. The U.S. Growth Leaders Fund seeks long-term growth. To achieve its objective, the Fund seeks to invest in a core group of 20 to 30 common stocks of large cap companies that demonstrate high growth potential and have the potential to dominate their respective industries due to their reputation of having quality management and superior products and services.
GARTMORE GROWTH FUND. The Growth Fund seeks long-term capital appreciation. To achieve its objective, the Growth Fund invests in common stocks of large cap companies that display consistent and above-average earnings. A company’s financial strength and its competitive place in the industry also are considered in the stock-buying process.
GARTMORE NATIONWIDE LEADERS FUND. The Nationwide Leaders Fund seeks a high total return from a concentrated portfolio of U.S. securities. To achieve its objective, the Nationwide Leaders Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies considered to be U.S. leaders. These companies generally have above-average revenue growth, consistent or above-average earnings, or attractive price valuations. In addition, these companies will have a strong franchise capable of taking advantage of its positioning in the marketplace.
GARTMORE FOCUS FUND. The Focus Fund seeks long-term growth of capital. To achieve its objective, the Focus Fund typically invests in 20 to 30 securities of companies that the manager believes offer attractive earnings potential and sustainable growth characteristics. These companies are selected based on both macroeconomic factors as well as detailed fundamental analysis performed on all potential stock ideas.

U.S. Small/Mid Cap
(The Funds generally consider the small/mid cap asset class to consist of companies with market capitalizations in the range of companies represented by the Russell 2000 Index or the Russell MidCap Index.)

GARTMORE SMALL CAP FUND. The Small Cap Fund seeks long-term capital appreciation. To achieve its objective, the Small Cap Fund normally invests at least 80% of its net assets in equity securities issued by small cap companies. The Small Cap Fund looks at many factors when considering which securities to purchase, including measures of earnings momentum, relative value, management action and price trend.
GARTMORE SMALL CAP GROWTH FUND. The Small Cap Growth Fund seeks long-term capital appreciation. Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities issued by small cap companies. In analyzing specific companies for possible investment, its portfolio manager ordinarily looks for above average earnings growth, strong financial characteristics, high return on earnings, and successful business models.
GARTMORE VALUE OPPORTUNITIES FUND. The Value Opportunities Fund seeks long-term capital appreciation through investment in common stocks or their equivalents. To achieve its objective, the Value Opportunities Fund invests primarily in equity securities of small cap companies that the managers consider to be undervalued.
GARTMORE MID CAP GROWTH FUND. The Mid Cap Growth Fund seeks long-term capital appreciation. To achieve its objective, under normal conditions the Mid Cap Growth Fund will invest at least 80% of its net assets in equity securities of mid cap companies. The Mid Cap Growth Fund’s investment style focuses on growth companies that are reasonably priced.

INTERNATIONAL STOCKS
GARTMORE INTERNATIONAL GROWTH FUND. The International Growth Fund seeks long-term capital growth. To achieve its objective, the International Growth Fund invests primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. Its portfolio managers select companies they believe have earnings growth that the market has underestimated.
GARTMORE WORLDWIDE LEADERS FUND. The Worldwide Leaders Fund seeks long-term capital growth. To achieve its objective, the Worldwide Leaders Fund typically invests in securities issued by approximately 30 companies. These securities can be tied economically to a number of countries throughout the world, including the United States. Some of the companies will be multi-national ones operating throughout the world, while others will be located and tied economically primarily to one country. The Worldwide Leaders Fund seeks to invest in companies with earnings-growth potential greater than that expected by the stock markets in which the Worldwide Leaders Fund’s securities are traded.

BONDS
GARTMORE BOND FUND. The Bond Fund seeks as high a level of income as is consistent with the preservation of capital. To achieve its objective, the Bond Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the prices of the Bond Fund’s shares. The Bond Fund invests primarily in investment-grade securities, focusing on investment-grade corporate bonds, U.S. government obligations, mortgage backed securities and short-term paper. Under normal conditions, the Bond Fund invests at least 80% of its net assets in bonds, which include debentures and notes.
GARTMORE GOVERNMENT BOND FUND. The Government Bond Fund seeks as high a level of current income as is consistent with the preservation of capital. To achieve its objective, the Government Bond Fund invests primarily in securities of the U.S. government and its agencies, as well as mortgage-backed securities issued by the U.S. government and its agencies.
GARTMORE HIGH YIELD BOND FUND. The High Yield Bond Fund seeks high current income with capital appreciation as a secondary objective. To achieve its objective, the High Yield Bond Fund invests primarily in U.S. dollar-denominated high-yield bonds of domestic and foreign issuers. Under normal market conditions, the High Yield Bond Fund invests at least 80% of its net assets in bonds that are considered below investment-grade junk bonds.

SHORT-TERM INVESTMENTS
GARTMORE MORLEY ENHANCED INCOME FUND. The Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor’s account value. To achieve its objective, the Morley Enhanced Income Fund invests primarily in high-grade debt securities.
GARTMORE MONEY MARKET FUND. The Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. To achieve its objective, the Money Market Fund invests in high-quality money market obligations maturing in 397 days or less.

SPECIALTY ASSETS
(Investments in Underlying Funds are considered to be Specialty Assets if the Underlying Fund focuses its investments in a particular market sector or investment strategy. Specialty Assets offer the potential for greater returns, but also involve greater risks. In most cases, Specialty Assets represent investments in equity securities.)

GARTMORE GLOBAL FINANCIAL SERVICES FUND. The Global Financial Services Fund seeks long-term capital growth. To achieve its objective, under normal conditions the Global Financial Services Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector.
GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND. The Global Technology and Communications Fund seeks long-term capital appreciation. Under normal conditions, the Global Technology and Communications Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries.
GARTMORE GLOBAL HEALTH SCIENCES FUND. The Global Health Sciences Fund seeks long-term capital appreciation. To achieve its objective, under normal conditions, the Global Health Sciences Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation.
GARTMORE GLOBAL NATURAL RESOURCES FUND. The Global Natural Resources Fund seeks long-term capital growth. To achieve its objective, under normal conditions the Global Natural Resources Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies in the natural resources sector.
GARTMORE GLOBAL UTILITIES FUND. The Global Utilities Fund seeks long-term capital growth. To achieve its objective, under normal conditions, the Global Utilities Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector.
GARTMORE CONVERTIBLE FUND. The Convertible Fund seeks to preserve capital and provide current yield and capital appreciation through investments in convertible securities. Under normal conditions, the Convertible Fund invests at least 80% of its net assets in convertible securities. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The Convertible Fund typically invests in convertible securities issued by U.S. companies and has an emphasis on investing in convertible securities that are investment grade.
GARTMORE EMERGING MARKETS FUND. The Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in, or deriving a significant portion of their earnings or revenue from, emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, and the Far East. To achieve its objective, the Emerging Markets Fund invests in emerging markets that its portfolio managers believe will have strong economic growth and tries to avoid emerging markets that these portfolio managers believe might be politically or economically unstable. Its portfolio managers select companies they believe can deliver unexpected earnings growth.
GARTMORE MICRO CAP EQUITY FUND. The Micro Cap Equity Fund seeks long-term capital appreciation. To achieve its objective, the Micro Cap Equity Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies that have a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index.
GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND. The U.S. Growth Leaders Long-Short Fund seeks long-term capital appreciation. The U.S. Growth Leaders Long-Short Fund invests primarily in, and makes short sale transactions in, equity securities of U.S. and non-U.S. issuers that are listed on a national securities exchange or quoted on Nasdaq.

REAL ESTATE FUND. In addition, the Funds will invest in one or more funds not affiliated with the Trust or GMF that invest, under normal conditions, at least 80% of their assets in equity securities issued by real estate investment trusts ("REITs") and companies engaged in the real estate industry. Generally these "real estate" funds will have long-term capital appreciation as their primary investment objective.

The Funds may also invest in other mutual funds chosen to complement the Underlying Funds and to further diversify each Fund.

The Underlying Funds in which the Funds invest may be changed at any time based on the Adviser's judgment.

Generally, the Funds will be fully invested in accordance with their investment objectives and strategies. However, pending investment of cash balances, or if a Fund’s portfolio managers believe that business, economic, political, or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the foregoing securities. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Below are the target allocations for each Fund. The asset classes refer back to the categories of underlying funds described above in the section entitled "Principal Strategies."

GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE ("Aggressive Fund")
The Aggressive Fund pursues its objective of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation is heavily weighted toward stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for investors comfortable with substantial risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter-term allocations may vary from the target allocation; however, the investment strategy should approximate the following target allocation mix over longer investment periods.

Asset Classes	Target Allocation
U.S. Stocks	20-40%
Large Cap Stocks	15 - 30%
Small/Mid Cap Stocks	5-15%
International Stocks	5-10%
Bonds and Short-Term Investments	0 - 5%
Specialty Assets	50-70%

GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE ("Moderately Aggressive Fund")

The Moderately Aggressive Fund pursues its objective of maximizing total investment return primarily by seeking growth of capital, but also by seeking income. The Moderately Aggressive Fund's allocation is significantly weighted toward stock investments, while including some bonds and short-term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter-term allocations may vary from the following target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes	Target Allocation
U.S. Stocks	20 - 40%
Large Cap Stocks	15 - 25%
Small/Mid Cap Stocks	5-15%
International Stocks	5-15%
Bonds and Short-Term Investments	15 - 25%
Specialty Assets	40-60%

GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE ("Moderate Fund")
The Moderate Fund pursues its objective of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter-term allocations may vary from the following target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes	Target Allocation
U.S. Stocks	20 - 30%
Large Cap Stocks	10 - 20%
Small/Mid Cap Stocks	10 - 20%
International Stocks	5-10%
Bonds and Short-Term Investments	25-35%
Specialty Assets	30-50%

GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY ("Specialty Fund")
The Specialty Fund pursues its objective of maximizing total investment return primarily by seeking growth of capital. The Specialty Fund's allocation is heavily weighted toward investment in Specialty Assets. In most cases, these Specialty Assets represent investments in equity securities. The Specialty Fund is generally appropriate for investors comfortable with substantial risk or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term or even long-term losses. The Specialty Fund may not be appropriate for conservative investors. Shorter-term allocations may vary from the target allocation; however, the investment strategy should approximate the following target allocation mix over longer investment periods.

Asset Classes	Target Allocation
U.S. Stocks	0%
Large Cap Stocks	0%
Small/Mid Cap Stocks	0%
International Stocks	0%
Bonds and Short-Term Investments	0%
Specialty Assets	100%

For more information about the Funds' investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

RISKS APPLICABLE TO THE GARTMORE OPTIMAL ALLOCATIONS SERIES

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds, which means that the investment performance of each Fund is directly related to the investment performance of the underlying investments held by the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the Underlying Funds and the ability of the Underlying Funds to meet their own investment objectives. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), and other risks.

RISKS OF THE UNDERLYING FUNDS

The following are risks applicable to the Underlying Funds and their corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund, and the Specialty Fund will be relatively more affected by stock market risk because more of their assets will be invested indirectly in equity securities, while the Moderate Fund will be relatively more affected by credit risk and interest rate risk because a relatively larger percentage of its assets will be invested indirectly in debt securities. In addition, each Underlying Fund will be affected by its manager’s ability to assess economic conditions and investment opportunities.

RISKS OF EQUITY SECURITIES

STOCK MARKET RISK. Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP AND MID CAP COMPANIES RISK. To the extent an Underlying Fund invests in securities of mid cap and small cap companies, such Underlying Funds' investments may be riskier than investments in larger, more established companies. The stocks of mid cap and small cap companies are usually less stable in price and less liquid than the stocks of large cap companies. In addition, the securities of small cap companies historically have been more volatile in price than large cap company securities, especially over the short term. Among the reasons for the greater price volatility of small cap companies are their less certain growth prospects, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of such companies to changing economic conditions. Small cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements. In addition, small cap companies may lack depth of management, lack a proven track record, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services which may become quickly obsolete, or for which markets are not yet established and may never becomes established. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, small cap companies also involve greater risks and should be considered speculative.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, to the extent that Underlying Funds focus on growth-style or value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

CONCENTRATION RISK. Some of the Underlying Funds invest more than 25% of their total assets in companies in particular industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and the potential of the Underlying Fund. With a concentrated portfolio of securities, it is possible that the Underlying Fund could have returns that are significantly more volatile, and that may entail greater risk of loss than broad-based market indices and other more diversified mutual funds, due to the market movement of the particular industry or industries. In addition to these general risks, the Underlying Fund may be especially susceptible to factors affecting a particular sector, such as government regulation, changes in interest rates, rapid rates of changes in products or services, or competitive pressures.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive the security is to price shifts as a result of interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Underlying Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Underlying Funds are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities, or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that, although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Underlying Fund are not guaranteed.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in an Underlying Fund that invests in lower-rated securities is subject to the following specific risks:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments.
•	Greater risk of loss due to default or declining credit quality.
•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
•	Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Underlying Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage and asset-backed securities may be able to repay principal in advance and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, an Underlying Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Underlying Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates, thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Underlying Fund.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

OTHER RISKS

FOREIGN RISK. To the extent an Underlying Fund invests in foreign securities, its investments involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets. Among the special risks presented by investments in foreign securities are the following:

•	Country. General securities market movements in any country in which an Underlying Fund has investments, are likely to affect the value of an Underlying Fund's securities that trade in that country. These movements will affect the Underlying Fund's share price and performance. The political, economic, and social structures of some countries in which an Underlying Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

•	Foreign markets. An Underlying Fund is subject to the risk that, because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for an Underlying Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount an Underlying Fund can earn on its investments.

•	Governmental supervision and regulation/accounting standards. Foreign companies are not subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S. companies. An Underlying Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for an Underlying Fund's portfolio manager(s) to determine completely and accurately a company's financial condition.

•	Currency. Some of an Underlying Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what an Underlying Fund owns as well as its share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which an Underlying Fund receives dividends, interest, or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

PORTFOLIO TURNOVER RISK. The portfolio managers of some Underlying Funds may engage in active and frequent trading of securities. A higher portfolio turnover rate results in higher transaction costs for the Underlying Fund and may increase volatility of the Underlying Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning a Fund.

DERIVATIVES RISK. Some Underlying Funds may invest in derivatives, primarily futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Underlying Fund fails to fulfill its obligations to the Underlying Fund. Derivatives can make the Underlying Fund less liquid and harder to value, especially in declining markets. Also, the Underlying Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

REITS RISK. Real estate investment trusts, or REITs, are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs involve risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk.

PERFORMANCE

No performance information is provided because each Fund had not yet commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

These tables describe the DIRECT fees and expenses that you may pay if you buy and hold shares of the Funds depending on the class you select. Regardless of which share class you select, you will also INDIRECTLY bear a proportion of the applicable expenses of the Underlying Funds. See page [ ] for more information on these additional Underlying Fund fees.

FEE TABLE - CLASS A SHARES

Shareholder Fees[1] (fees paid directly from your investment)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price2)	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)[3]	None	None	Non	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses[4]	0.48%	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	0.88%	0.88%	0.88%	0.88%
Amount of Fee Waiver/Expense Reimbursement[5]	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	0.56%	0.56%	0.56%	0.56%

1	If you buy and sell shares through a broker or other financial intermediary, this intermediary may also charge you a separate transaction fee.

2	As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares - Buying Shares -Front-end Sales Charges - Class A shares" beginning on page [ ].

3	A contingent deferred sales charge ("CDSC") of up to 0.15% may be imposed on certain redemptions of Class A shares purchased without sales charges and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page [ ] and "Buying, Selling and Exchanging Fund Shares - Buying Shares - Front-end Sales Charges - Class A purchases not subject to a sales charge" beginning on page [ ].

4	As new Funds that have not yet commenced operation as of the date of this Prospectus, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

5	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, and administrative service fees) to 0.56 % for the Class A shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - CLASS B SHARES

Shareholder Fees[1] (fees paid directly from your investment)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)[2]	5.00%	5.00%	5.00%	5.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses[3]	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.57%	1.57%	1.57%	1.57%
Amount of Fee Waiver/Expense Reimbursement[4]	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	1.25%	1.25%	1.25%	1.25%

1	If you buy and sell shares through a broker or other financial intermediary, this intermediary may also charge you a separate transaction fee.

2	A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page [ ].

3	As new Funds that have not yet commenced operations as of the date of this Prospectus, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

4	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, and administrative service fees) to 1.25% for the Class B shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - CLASS C SHARES

Shareholder Fees[1] (fees paid directly from your investment)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)[2]	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses[3]	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.57%	1.57%	1.57%	1.57%
Amount of Fee Waiver/Expense Reimbursement[4]	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	1.25%	1.25%	1.25%	1.25%

1	If you buy and sell shares through a broker or other financial intermediary, this intermediary may also charge you a separate transaction fee.

2	A CDSC ranging of 1% is charged when you sell Class C shares within the first year of purchase. See "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page [ ].

3	As new Funds that have not yet commenced operations as of the date of this Prospectus, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

4	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, and administrative service fees) to 1.25% for the Class C shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - CLASS R SHARES

Shareholder Fees[1] (fees paid directly from your investment)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees[2]	0.40%	0.40%	0.40%	0.40%
Other Expenses[3]	0.62%	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.17%	1.17%	1.17%	1.17%
Amount of Fee Waiver/Expense Reimbursement[4]	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	0.85%	0.85%	0.85%	0.85%

1	If you buy and sell shares through a broker or other financial intermediary, this intermediary may also charge you a separate transaction fee.

2	As new Funds that have not yet commenced operations as of the date of this Prospectus, "Distribution and/or Service (12b-1) Fees" are based on estimates for Class R Shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares’ average daily net assets for one or more Funds.

3	As new Funds that have not yet commenced operations as of the date of this Prospectus, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

4	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, and administrative service fees) to 0.85% for the Class R shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - INSTITUTIONAL SERVICE CLASS SHARES

Shareholder Fees[1] (fees paid directly from your investment)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses[2]	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	0.72%	0.72%	0.72%	0.72%
Amount of Fee Waiver/Expense Reimbursement	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses (After Waivers/Reimbursements) [3]	0.40%	0.40%	0.40%	0.40%

1	If you buy and sell shares through a broker or other financial intermediary, this intermediary may also charge you a separate transaction fee.

2	As new Funds that have not yet commenced operations as of the date of this Prospectus, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

3	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, and administrative service fees) to 0.40% for the Institutional Service Class shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FEE TABLE - INSTITUTIONAL CLASS SHARES

Shareholder Fees[1] (fees paid directly from your investment)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Specialty Fund
Management Fees	0.15	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses[2]	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	0.57%	0.57%	0.57%	0.57%
Amount of Fee Waiver/Expense Reimbursement	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses (After Waivers/Reimbursements) [3]	0.25%	0.25	0.25%	0.25%

1	If you buy and sell shares through a broker or other financial intermediary, this intermediary may also charge you a separate transaction fee.

2	As new Funds that have not yet commenced operations as of the date of this Prospectus, these are estimates for the current fiscal year. These estimates do not take into account the expense limitation agreement between the Funds and GMF.

3	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, and administrative service fees) to 0.25% for the Institutional Class shares of each Fund at least through June 30, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

INDIRECT EXPENSES PAID BY THE FUNDS

Because the Funds invest primarily in Underlying Funds, the Funds will be shareholders of those Underlying Funds and will indirectly bear a proportionate share of the applicable expenses of the Underlying Funds (including management fees). These Underlying Fund expenses are in addition to the fees and expenses described in the Funds' fee tables above. In order to give you an idea of what these expenses might be, we have calculated an average expense ratio for each Fund, based on the expense ratios after fee waivers and reimbursements of the Underlying Funds either for their most-recent fiscal year or based on estimates for the current fiscal year and each Fund's target allocation, as described above. Based on these hypothetical calculations, the combined average expense ratio for the Underlying Funds that is borne indirectly by each of the Funds would be the following:

Aggressive Fund	.28%
Moderately Aggressive Fund	1.18%
Moderate Fund	1.06%
Specialty Fund	1.43%
------------------------------------------
Actual expenses may differ depending on how the Funds allocate assets among the Underlying Funds.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Aggressive Fund
Class A Shares*	$629	$809
Class B Shares	$627	$764
Class C Shares	$227	$464
Class R Shares	$87	$340
Institutional Service
Class Shares	$41	$198
Institutional Class Shares	$26	$150

Moderately Aggressive Fund
Class A Shares*	$629	$809
Class B Shares	$627	$764
Class C Shares	$227	$464
Class R Shares	$87	$340
Institutional Service
Class Shares	$41	$198
Institutional Class Shares	$26	$150

Moderate Fund
Class A Shares*	$629	$809
Class B Shares	$627	$764
Class C Shares	$227	$464
Class R Shares	$87	$340
Institutional Service
Class Shares	$41	$198
Institutional Class Shares	$26	$150

Specialty Fund
Class A Shares*	$629	$809
Class B Shares	$627	$764
Class C Shares	$227	$464
Class R Shares	$87	$340
Institutional Service
Class Shares	$41	$198
Institutional Class Shares	$26	$150

You would pay the following expenses on the same investment if you did not sell your shares:**

	1 Year	3 Years
Aggressive Fund
Class B Shares	$127	$464
Class C Shares	$127	$464

Moderately Aggressive Fund
Class B Shares	$127	$464
Class C Shares	$127	$464

Moderate Fund
Class B Shares	$127	$464
Class C Shares	$127	$464

Specialty Fund
Class B Shares	$127	$464
Class C Shares	$127	$464

*	Assumes a CDSC will not apply.

**	Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class, and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENT STRATEGIES

The Optimal Allocations Funds are designed to provide diversification across major asset classes through investments in the Underlying Funds, as described in the Fund Summaries. In general, for asset classes containing more than one Underlying Fund, the Funds will allocate their assets to a limited number of Underlying Funds and generally will not invest in all the Underlying Funds in the class.

ASSET CLASSES AND UNDERLYING FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon the investment objectives and strategies of the various Underlying Funds. A Fund will be affected by these risks depending on the extent to which the Fund invests in an asset class and the allocation of the Fund’s investments among the various Underlying Funds within the asset class. Please refer to "Risks of the Underlying Funds" on page [ ] for a discussion of some of these risks. Additional information about the asset classes, investment strategies and risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the Statement of Additional Information ("SAI"). To obtain a copy of the SAI, please see the back cover of this Prospectus.

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Optimal Allocations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the Fund. The Underlying Funds will not charge any sales load when selling shares to the Funds.

The following is a description of the Underlying Funds for each asset class. Each Fund may invest in these Underlying Funds as provided in the Fund’s target allocation mix. More information concerning each Underlying Fund is available in the respective Underlying Fund’s prospectus, which is available at the addresses and numbers on the back cover of this Prospectus.

U.S. STOCKS - LARGE CAP STOCKS

The Funds may invest in the GARTMORE NATIONWIDE FUND ( the "Nationwide Fund"). The Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income. To achieve its objective, the Nationwide Fund invests primarily in common stocks and convertible securities. When choosing companies to purchase, the Nationwide Fund’s portfolio managers consider above-average revenue growth, consistent earnings growth, above-average earnings growth, or attractive valuations.

The Funds may also invest in the GARTMORE U.S. GROWTH LEADERS FUND (the "Growth Leaders Fund"). The Growth Leaders Fund seeks long-term growth. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of "U.S. Growth Leaders." The portfolio managers generally intend to be fully invested in these securities. A "U.S. Growth Leader" is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. The Growth Leaders Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Growth Leaders Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. The Fund primarily invests in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Index. The Fund may also invest in indexed/structured securities. The Fund invests 25% or more of its total assets in a group of companies in software and related technology industries.

The Funds also may invest in the GARTMORE GROWTH FUND (the "Growth Fund"). The Growth Fund seeks long-term capital appreciation. To achieve its objective, the Growth Fund invests primarily in common stocks of large capitalization companies. Under normal conditions, the Growth Fund generally intends to be fully invested in these securities. The Growth Fund’s portfolio managers will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Growth Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market.

The Funds may also invest in the GARTMORE NATIONWIDE LEADERS FUND (the "Nationwide Leaders Fund"). The Nationwide Leaders Fund seeks a high total return from a concentrated portfolio of U.S. securities. To achieve its objective, the Nationwide Leaders Fund typically invests at least 80% of its net assets in equity securities of "U.S. Leaders," primarily in common stocks and convertible securities. The Nationwide Leaders Fund's portfolio manager generally intends to be fully invested in these securities. A "U.S. Leader" is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the marketplace. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. The Nationwide Leaders Fund's portfolio manager seeks companies that generally have above average revenue growth, consistent earnings growth, above average earnings growth, or attractive valuations. The Nationwide Leaders Fund typically focuses its investments in a core group of 20 to 30 common stocks of large cap companies.

The Funds may also invest in the GARTMORE FOCUS FUND (the "Focus Fund"). The Focus Fund seeks long-term growth of capital. The Focus Fund invests primarily in common stocks selected for their growth potential. The Focus Fund’s portfolio managers utilize both a "top down" and "bottom up" approach in constructing the portfolio. The "top down" approach is a screening process which narrows the available number of stock investments from thousands of large cap stocks to several hundred potential stock ideas. The "top down" approach takes into consideration such macro-economic factors as Federal Reserve policy, interest rates, inflation, and the domestic economy. This approach helps the portfolio manager focus his analysis on the most attractive business sectors within the overall market. The "bottom-up" analysis is then performed on potential stock ideas in these targeted business sectors by identifying individual companies with both attractive earnings potential and sustainable growth characteristics that may not be recognized by the market at large. Twelve-month target prices are established for all individual companies reviewed, with minimum hurdle rates of capital appreciation potential required before a stock will be added to the portfolio. Realization of income is not a significant investment consideration. Any income realized on the Focus Fund's investments will be incidental to its objective. Under normal market conditions, the Focus Fund will invest at least 80% of its total assets in common stocks and American, global or other types of depositary receipts of companies with market capitalizations of $5 billion or more which the Focus Fund’s portfolio managers believe have growth potential. The Focus Fund will typically invest in securities issued by approximately 20 to 30 companies. The Focus Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Focus Fund’s portfolio managers, the securities of a particular issuer will appreciate in value due to a specific development with respect to that issuer.

U.S. STOCKS - SMALL/MID CAP STOCKS

The Funds also may invest in the GARTMORE SMALL CAP FUND (the "Small Cap Fund"). The Small Cap Fund seeks long-term capital appreciation. To achieve its objective, the Small Cap Fund, under normal conditions, invests at least 80% of its net assets in equity securities issued by small cap companies. The Small Cap Fund looks at many factors when considering which securities to purchase for the Small Cap Fund, including measures of earnings momentum, relative value, management action, and price trend. The Small Cap Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities.

The Funds may also invest in the GARTMORE SMALL CAP GROWTH FUND (the "Small Cap Growth Fund""). The Small Cap Growth Fund seeks long-term capital appreciation. Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities issued by small cap companies. The Small Cap Growth Fund primarily purchases equity securities (mainly common stocks) of small cap U.S. companies. In analyzing specific companies for possible investment, the Small Cap Growth Fund's portfolio manager ordinarily looks for above average earnings growth, strong financial characteristics, high return on earnings, and successful business models. Some of these securities will be those of companies which the portfolio managers believe have the potential to achieve particularly substantial earnings growth. Some of these securities may be of companies that are in the early stages of their development. In selecting investments for the Fund, the portfolio managers may also purchase securities of companies that are experiencing unusual, non-repetitive "special" situations (such as mergers or acquisitions) or that the portfolio managers believe have valuable fixed assets whose value is not fully reflected in a security’s price. The Small Cap Growth Fund may invest without limit in initial public offerings ("IPOs") of small cap companies, although it is uncertain whether such IPOs will be available for investment by the Small Cap Growth Fund or what impact, if any, investments in IPOs will have on the Small Cap Growth Fund’s performance.

The Funds may also invest in the GARTMORE VALUE OPPORTUNITIES FUND (the "Value Opportunities Fund"). The Value Opportunities Fund seeks long-term capital appreciation through investment in common stocks or their equivalents. The Value Opportunities Fund pursues its investment objective by investing, under normal conditions, primarily in equity securities of small cap companies. The Value Opportunities Fund invests primarily in stocks of U.S. and foreign companies, which the Value Opportunities Fund’s portfolio manager considers to be "value" companies. These companies have good earnings growth potential and the portfolio manager believes that the market has undervalued them. The Value Opportunities Fund will also invest in stocks that are not well recognized and stocks of special situation companies (companies involved in acquisitions, consolidations, mergers, or other unusual developments) and turnarounds (companies that have experienced significant business problems, but which the portfolio manager believes have favorable prospects for recovery). Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation. In addition to investing in small cap companies, the Value Opportunities Fund may also invest in larger capitalization companies and in REITs.

The Funds also may invest in the GARTMORE MID CAP GROWTH FUND (the "Mid Cap Growth Fund"). The Mid Cap Growth Fund seeks long-term capital appreciation. To achieve its objective, the Mid Cap Growth Fund, under normal conditions, invests at least 80% of its net assets in equity securities of mid cap companies. The portfolio manager, however, is not required to sell a security if it is no longer considered a mid cap company. The Mid Cap Growth Fund's investment style focuses on growth companies that are reasonably priced. In analyzing specific companies for possible investment, the Mid Cap Growth Fund's portfolio manager reviews the earnings growth of all publicly-traded mid cap companies over the past three years and makes investments based on several characteristics, including above-average, consistent earnings growth and superior forecasted growth versus the market; financial strength and stability; a healthy balance sheet; strong competitive advantage within the company’s industry; positive investor sentiment; relative market value; and strong management team.

INTERNATIONAL STOCKS

The Funds also may invest in the GARTMORE INTERNATIONAL GROWTH FUND (the "International Growth Fund"). The International Growth Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. To achieve its objective, the International Growth Fund invests in equity securities of established foreign companies that are tied economically to a number of countries throughout the world, other than the United States. The International Growth Fund’s portfolio managers select companies that the portfolio managers believe have earnings growth potential that the market has underestimated. The International Growth Fund primarily invests in equity securities, which may include common stocks, equity interests in foreign investment funds or trusts, and depositary receipts. The International Growth Fund may utilize derivatives, primarily futures, and options, for efficient portfolio management.

The Funds may also invest in the GARTMORE WORLDWIDE LEADERS FUND (the "Worldwide Leaders Fund"). The Worldwide Leaders Fund seeks long-term capital growth. To achieve its objective, the Worldwide Leaders Fund, under normal conditions, invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Worldwide Leaders Fund will be invested in securities from at least three different countries. The Worldwide Leaders Fund’s portfolio managers choose equity securities of companies that the portfolio managers consider to be "Worldwide Leaders." Specifically, through their research process, the portfolio managers look to evaluate which industries offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which the Worldwide Leaders Fund's securities are traded. A "Worldwide Leader" is a company located anywhere in the world that, based on the portfolio managers’ assessment, is well positioned to take advantage of growth opportunities in its industry. The Worldwide Leaders in which the Worldwide Leaders Fund invests include equity securities of both companies that the portfolio managers believe offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and companies that the portfolio managers believe offer short-term tactical opportunities based on current circumstances. The Worldwide Leaders Fund will typically invest in securities issued by approximately 30 companies. The Worldwide Leaders Fund primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, warrants, and depositary receipts for any of the foregoing. The Worldwide Leaders Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

BONDS

The Funds also may invest in the GARTMORE BOND FUND (the "Bond Fund"). The Bond Fund seeks as high a level of current income as is consistent with preservation of capital. To achieve its objective, the Bond Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Bond Fund's shares. The Bond Fund seeks to achieve its objective by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

•	The Federal Housing Administration, the Farmers Home Administration, and GNMA, including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
•	The Federal Home Loan Banks;
•	FNMA, FHLMC, and the Student Loan Marketing Association; and
•	The Federal Farm Credit Banks.

The Bond Fund also invests in foreign government and corporate bonds, denominated in U.S. dollars, and in mortgage-backed and asset-backed securities. The Bond Fund also may invest in commercial paper rated in one of the two highest rating categories by a rating agency. The Bond Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The Bond Fund, however, may invest a portion of its net assets in debt securities rated below investment grade, also known as "junk bonds." Under normal conditions, the Bond Fund invests at least 80% of its net assets in bonds, which include debentures and notes. The Bond Fund's portfolio managers will consider the duration of particular bonds and the Bond Fund's overall portfolio when managing the Bond Fund. The Bond Fund will have a duration of three to seven years. In choosing to buy a debt security, the portfolio managers look for value.

Callout Box: Rating Agencies

A rating agency evaluates a debt security, measures the issuer’s financial condition and stability, and assigns a rating to the security. By measuring the issuer’s ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Callout Box: Duration

Duration is a measure of the expected life of an Underlying Fund’s portfolio on a present value basis reflecting both principal and interest payments.

The Funds may also invest in the GARTMORE GOVERNMENT BOND FUND (the "Government Bond Fund"). The Government Bond Fund seeks as high a level of current income as is consistent with the preservation of capital. To achieve its objective, the Government Bond Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Government Bond Fund's shares. Under normal conditions, the Government Bond Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills, and notes. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

•	The Federal Housing Administration, the Farmers Home Administration, and the GNMA, including GNMA pass-through certificates, which are backed by the full faith and credit of the United States Government;
•	The Federal Home Loan Banks;
•	FNMA, FHLMC, and the Student Loan Marketing Association; and
•	The Federal Farm Credit Banks.

The Government Bond Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Government Bond Fund's assets will generally be five to nine years.

To select investments that fit the Government Bond Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short-, intermediate-, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis and other techniques. The Government Bond Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying those bonds at attractive prices and watching them increase in value. The Government Bond Fund's portfolio manager will consider the duration of particular bonds and the Government Bond Fund's overall portfolio when managing the Government Bond Fund. The Government Bond Fund will typically have a duration of four to six years.

Callout Box: Bond Maturity

Bond maturity simply means the life of a bond before it comes due and must be repaid.

The Funds may also invest in the GARTMORE HIGH YIELD BOND FUND (the "High Yield Bond Fund"). The High Yield Bond Fund seeks high current income with capital appreciation as a secondary objective. To achieve its objective, the High Yield Bond Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the High Yield Bond Fund invests at least 80% of its net assets in bonds that are considered below-investment grade. Such bonds are commonly known as junk bonds. These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds, and securities that are in default. The High Yield Bond Fund's portfolio manager generally uses a "bottom up" approach when selecting securities. The "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds. By using these combined approaches, the High Yield Bond Fund assesses new issues versus secondary market opportunities. The High Yield Bond Fund intends to maintain a duration between three and six years.

SHORT-TERM INVESTMENTS

The Funds also may invest in the GARTMORE MORLEY ENHANCED INCOME FUND (the "Enhanced Income Fund"). The Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its objective, the Enhanced Income Fund, under normal market conditions, invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset- backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value. When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. The portfolio managers will attempt to identify and purchase securities offering the best combination of yield, maturity, and relative price performance. The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives to hedge will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

The Funds may also invest in the GARTMORE MONEY MARKET FUND (the "Money Market Fund"). The Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities, and the obligations of U.S. banks, foreign banks, and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Money Market Fund may invest in floating- and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Money Market Fund's dollar- weighted average maturity will be 90 days or less.

SPECIALTY ASSETS

The Funds may also invest in the GARTMORE GLOBAL FINANCIAL SERVICES FUND ( the Global Financial Services Fund"). The Global Financial Services Fund seeks long-term capital growth. To achieve its objective, the Global Financial Services Fund, under normal conditions, invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security generally will be considered appropriate if at least 50% of the issuer’s assets, revenues or net income is related to, or derived from, the financial services sector. The Global Financial Services Fund invests 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies; consumer and industrial finance companies; investment banks; insurance brokers; securities brokers and investment advisers; real estate-related companies; leasing companies; and insurance companies, such as property and casualty and life insurance holding companies. The Global Financial Services Fund primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, REITs, and depositary receipts. The Global Financial Services Fund may invest in companies of any size. The Global Financial Services Fund may invest in companies domiciled in any country and will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States.

The Funds may also invest in the GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND (the "Global Technology and Communications Fund"). The Global Technology and Communications Fund seeks long-term capital appreciation. Under normal conditions, the Global Technology and Communications Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. A security is generally considered appropriate if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, technology and communications industries. The Global Technology and Communications Fund invests more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include hardware and equipment, information technology, software, consulting and services, consumer electronics, defense technology, broadcasting, and communication equipment. The Global Technology and Communications Fund may invest in companies of any size. The Global Technology and Communications Fund may invest in companies domiciled in any country and invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States.

The Funds may also invest in the GARTMORE GLOBAL HEALTH SCIENCES FUND (the "Global Health Sciences Fund"). The Global Health Sciences Fund seeks long-term capital appreciation. To achieve its objective, the Global Health Sciences Fund, under normal conditions, invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation. A security will generally be considered appropriate if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the health care sector. The Global Health Sciences Fund invests 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services; and medical devices. The Global Health Sciences Fund primarily invests in equity securities, which may include common stocks, convertible securities, and depositary receipts. The Global Health Sciences Fund invests in companies of any size. The Global Health Sciences Fund may invest in companies domiciled in any country and invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States.

The Funds may also invest in one or more unaffiliated mutual funds that, under normal conditions, invest at least 80% of their assets in equity securities issued by REITs and companies engaged in the real estate industry (the "Real Estate Fund"). The Real Estate Fund seeks long-term capital appreciation. Income is a secondary objective. A company is considered to be a "real estate company" if at least 50% of that company’s revenues or 50% of the market value of that company’s assets, at the time its securities are purchased by the Real Estate Fund, are attributed to the ownership, construction, management, or sale of real estate.

The Funds may also invest in the GARTMORE GLOBAL NATURAL RESOURCES FUND (the "Natural Resources Fund"). The Natural Resources Fund seeks long-term capital growth. To achieve its objective, the Natural Resources Fund, under normal conditions, invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies in the natural resources sector. A security generally will be considered appropriate if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, activities in natural resources industries. The Natural Resources Fund invests more than 25% of its assets in the securities of issuers in natural resources industries, which include integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, ferrous and nonferrous metals, base metal production, forest products, agricultural products, paper products, chemicals, building materials, coal, alternative energy sources, real estate, and environmental services. The Natural Resources Fund invests in companies of any size. The Natural Resources Fund may invest in companies domiciled in any country and invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States. The Natural Resources Fund primarily invests in equity securities, which include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, REITs, and depositary receipts. The Natural Resources Fund may also utilize derivative instruments, including commodity-linked derivatives such as commodity options and futures, in an attempt to increase its investment return and manage its exposure to changing commodity prices, securities prices, and other economic variables.

The Funds may also invest in the GARTMORE GLOBAL UTILITIES FUND (the "Global Utilities Fund"). The Global Utilities Fund seeks long-term capital growth. To achieve its objective, the Global Utilities Fund, under normal conditions, invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if at least 50% of the issuer’s assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries. The Global Utilities Fund invests 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services. Although utility companies have traditionally paid above-average dividends, the portfolio manager’s style focuses on companies that have strong growth potential rather than those paying high current dividends. The Global Utilities Fund primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, and depositary receipts. The Global Utilities Fund may also invest in bonds and preferred stocks of utility companies. The Global Utilities fund may invest in companies of any size. The Global Utilities Fund may invest in companies domiciled in any country and invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States.

The Funds also may invest in the GARTMORE CONVERTIBLE FUND (the "Convertible Fund"). The Convertible Fund seeks to preserve capital and provide current yield and capital appreciation through investments in convertible securities. Under normal conditions, the Convertible Fund invests at least 80% of its net assets in convertible securities. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The Convertible Fund typically invests in convertible securities issued by U.S. companies and has an emphasis on investing in convertible securities that are investment grade. The Convertible Fund, however, will invest in convertible securities of any credit quality, including those that are below-investment grade, and may include securities which currently are not paying interest and that are in default. Bonds with ratings below the top-four rating categories by a nationally-recognized rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Rating Group are considered to be below-investment grade and are commonly referred to as "junk bonds." A significant portion of the Convertible Fund's convertible securities investments are comprised of securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. These securities are known as "Rule 144A securities."

The Convertible Fund seeks to profit from this strategy both by receiving interest income on a convertible security and from any increase in a convertible security's value. A convertible security's value tends to increase or decrease when the market value of the underlying security (generally common stock) increases or decreases. The Convertible Fund's investment philosophy emphasizes current yield and solid credit quality. The portfolio managers seek to buy convertible securities trading at or below par with moderate duration (typically three to seven years). Secondarily, if the security meets the portfolio managers’ credit standards, the portfolio managers evaluate the equity portion of the convertible security, which is based on the underlying common stock, as described below. The portfolio managers typically apply a three-step approach when buying and selling convertible securities for the Convertible Fund, which includes:

1	evaluating the default risk of the convertible security by analyzing traditional aspects of the underlying company: including the company’s balance sheet, cash flow, interest coverage (ratio of interest expense vs. earnings), and capital structure;

2	analyzing the convertible security's underlying common stock by reviewing the company's valuation, management, earnings, industry position, and common stock's capital appreciation potential; and

3	evaluating the convertible security's value, liquidity, and impact on the overall composition and diversification of the Convertible Fund.

The Funds also may invest in the GARTMORE EMERGING MARKETS FUNDS (the "Emerging Markets Fund"). The Emerging Markets Fund seeks long term capital growth by investing primarily in equity securities of companies located in "emerging market countries." Emerging market countries are countries that have been defined as emerging market countries by the International Finance Corporation, have a low-to-middle income economy according to the World Bank, or are listed as developing countries in World Bank publications. There are more than 25 countries that currently qualify as emerging market countries, including Brazil, China, South Korea, Mexico, and Taiwan. Under normal market conditions, the Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. The Emerging Markets Fund’s portfolio managers select companies that the portfolio managers believe have the potential to deliver unexpected earnings growth. The portfolio managers look for emerging markets that are believed to have the potential for strong economic growth, and try to avoid emerging markets that the portfolio managers believe might be politically or economically unstable. The Emerging Markets Fund invests primarily in common stocks, preferred stocks, equity interests in foreign investment funds or trusts, derivative securities, and depositary receipts. The Emerging Markets Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

The Funds also may invest in the GARTMORE MICRO CAP EQUITY FUND (the "Micro Cap Equity Fund"). The Micro Cap Equity Fund seeks long-term capital appreciation. To achieve its objective, the Micro Cap Equity Fund invests at least 80% of its net assets in equity securities of "micro-capitalization companies." Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index (micro-capitalization companies). The Micro Cap Equity Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, micro-capitalization companies may provide higher returns due to inefficiencies in the marketplace. In analyzing specific companies for possible investment, the Micro Cap Equity Fund’s portfolio manager ordinarily looks for several of the following characteristics: development of new products, technologies, or markets; high quality balance sheet; above-average earnings growth; attractive valuation; and strong management team. Although the Micro Cap Equity Fund looks for companies with the potential for strong earnings growth rates, some of the Micro Cap Equity Fund’s investments may be in companies that are experiencing losses.

The Funds may also invest in the GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND (the "U.S. Growth Leaders Long-Short Fund"). The U.S. Growth Leaders Long-Short Fund seeks long-term capital appreciation. The U.S. Growth Leaders Long-Short Fund invests primarily in, and makes short sale transactions in, equity securities of U.S. and non-U.S. issuers that are listed on a national securities exchange or quoted on Nasdaq. Under normal circumstances, it is expected that 80% of the U.S. Growth Leaders Long-Short Fund’s assets will be invested in U.S.-based companies. The U.S. Growth Leaders Long-Short Fund may invest in issuers of any size, including small or medium-sized companies. From a strategic viewpoint, the U.S. Growth Leaders Long-Short Fund will take long positions in "leaders," companies that the U.S. Growth Leaders Long-Short Fund’s adviser, GMF, believes will generate earnings growth exceeding market expectations. The U.S. Growth Leaders Long-Short Fund intends to emphasize these "leadership" companies (i.e., those companies that benefit from superior management, products, or distribution). The U.S. Growth Leaders Long-Short Fund intends to take a short position in those stocks whose earnings look to be reflected in the current price, which GMF believes are likely to fall short of expectations, or where there is structural weakness in the industry in which the company operates its franchise. The U.S. Growth Leaders Long-Short Fund may also take a short position in the stock of companies believed to have poor quality management or those that are believed likely to suffer an event affecting long-term earnings power. In addition, the U.S. Growth Leaders Long-Short Fund may effect strategic paired trades, taking both long and short positions in companies in the same industry in order to remove much of the market and sector impact on performance.

MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds’ assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of June 30, 2004, GMF and its U.S. affiliates had approximately $39 billion in assets under management, of which approximately $22 billion was managed by GMF.

The annual management fee payable by each Fund, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is as follows:

Fund	Fee
Aggressive Fund	0.15%
Moderately Aggressive Fund	0.15%
Moderate Fund	0.15%
Specialty Fund	0.15%

Each Fund, as a shareholder of the Underlying Funds, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Funds. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to - not duplicative of - the services provided to the Underlying Funds. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF. Also, GMF has engaged Ibbotson Associates, an asset allocation consulting firm, to assist in determining the appropriate asset class allocation for each Fund and possible Underlying Funds for each asset class. GMF retains sole authority over the allocation of each Fund's assets and the selection of the particular Underlying Funds in which a Fund will invest.

Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help its clients, which include brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors, and investment managers.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

•	Class A shares

Contingent Deferred Sales Charge (CDSC):1

•	Class B shares if you sell your shares within six years of purchase
•	Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C, and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust’s Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

When choosing a share class, consider the following:

Class A Shares	Class B Shares	Class C Shares
Front-end sales charge means that a portion of your initial investment goes toward the sales charge, and is not invested	No front-end sales charge, so your full investment immediately goes toward buying shares	No front-end sales charge, so your full investment immediately goes toward buying shares
Reductions and waivers of the sales charge are available	No reductions of the CDSC available, but waivers are available	Like Class B shares, no reductions of the CDSC are available, but waivers are available
Lower expenses than Class B and Class C shares mean higher dividends per share	Higher distribution and service fees than Class A shares mean higher fund expenses and lower dividends per share	Higher distribution and service fees than Class A shares mean higher fund expenses and lower dividends per share
Conversion features are not applicable	After seven years, Class B shares convert into Class A shares, which reduces your future fund expenses	Unlike Class B shares, Class C shares do not automatically convert into another class
No sales charge when shares are sold back to a Fund[1]	CDSC if shares are sold within six years: 5% in the first year, 4% in the second, 3% in the third and fourth years, 2% in the fifth, and 1% in the sixth year	CDSC of 1% is applicable if shares are sold in the first year after purchase
No maximum investment limit	Investments of $100,000 or more may be rejected	Investments of $1,000,000 or more may be rejected[2]

[1]	A CDSC of up to 0.15% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

[2]	This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

•	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, one-person Keogh plans or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

•	retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
•	retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
•	life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Trust
•	retirement plans if no third party administrator for the plan receives compensation from the Funds
•	institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
•	registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services
•	high net-worth individuals who invest directly with a Fund and who do not utilize a broker, investment adviser or other financial intermediary.

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Service Class or Institutional Class shares of any of the Funds, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

Purchase Price. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

Minimum Investments - Class A, B & C Shares

To open an account (per Fund)	$ 2,000
To open an IRA account (per Fund)	$ 1,000
Additional investments (per Fund)	$ 100
To start an Automatic Asset Accumulation Plan	$ 1,000
Additional Automatic Asset Accumulation Plan per transaction	$50
Minimum Investments-Institutional Service Class Shares
To open an account (per Fund)	$50,000
Additional investments	None
Minimum Investments-Institutional Class Shares
To open an account (per Fund)	$1,000,000
Additional investments	None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

The Funds do not calculate NAV on the following days:

- New Year's Day
- Martin Luther King, Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees.

In-Kind Purchases. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

Front-End Sales Charges

Class A shares

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

Class A Shares	Sales Charge as % of		Dealer Commission as % of Offering Price
Amount of purchase	Offering Price	Amount Invested (approximately)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more*	None	None	None

Dealer may be eligible for a finder’s fee as described below.

You may qualify for a reduced Class A charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

Class A Purchases not subject to a sales charge

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.15% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.15% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Reduction of a Class A sales charge

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.

- Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

- Letter of Intent Discount. If you state in writing that during a 13- month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13- month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

Waiver of Class A sales charges

The Class A sales charges will be waived for the following purchasers:

o	Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
o	Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
o	Retirement plans
o	Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
o	Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
o	Any investment advisory clients of GMF, GSACT and their affiliates. Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

Conversion of Class B shares

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

How to place your purchase order

Your order must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Funds’ NAV to receive that day's NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

By mail. Complete and mail the application with a check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

By bank wire. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

By telephone. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

On-line. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

Selling Shares

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Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

Restrictions on sales

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

Medallion Signature Guarantee - Class A, Class B and Class C shares

A medallion signature guarantee is required under the following circumstances:

•	if your account address has changed within the last 10 business days, or
•	if the redemption check is made payable to anyone other than the registered shareholder, or
•	if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
•	if the proceeds are mailed to any address other than the address of record, or
•	if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

Class B Shares

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

Sale within	1 year	2 year	3 year	4 year	5 year	6 year	7 years or more
Sales charge	5%	4%	3%	3%	2%	1%	0%

Class A Shares

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of Purchase	$1 million to $3,999,999	$4 million to $24,999,999	$25 million or more
Amount of CDSC	0.15%	0.10%	.05%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

Class C Shares

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

Waivers of CDSCs

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70-1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

How to place your sale order

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Capital gains taxes If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page __.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares." Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

By telephone. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

By bank wire. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

By Automated Clearing House (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

By mail or fax. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

On-line. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this web-site at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

Accounts with low balances-Class A, Class B and Class C shares If the value of your Class A, Class B or Class C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

Distribution Plan

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

Distribution and Service Fees

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class	As a % of daily net assets
Class A shares	0.25% (distribution or service fee)
Class B shares	1.00% (0.25% service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

Exchanging Shares

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Capital gains taxes If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page __.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

How to place your order

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page ___ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

Excessive Trading

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

•	Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and

•	Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

Each Gartmore Fund may also restrict purchases or exchanges that the Gartmore Funds or its agents believe, in their sole discretion, constitute excessive trading.

Transactions which violate fund excessive trading policies or exchange limit guidelines may be rejected by the fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

Exchange Fees

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

		Minimum Holding
Fund	Exchange Fee	Period (days)
Gartmore Emerging Markets Fund	2.00%	90
Gartmore Focus Fund	2.00%	30
Gartmore Global Financial Services Fund	2.00%	90
Gartmore Global Health Sciences Fund	2.00%	90
Gartmore Global Technology and Communications Fund	2.00%	90
Gartmore Global Utilities Fund	2.00%	90
Gartmore International Growth Fund	2.00%	90
Gartmore U.S. Growth Leaders Long-Short Fund	2.00%	90
Gartmore Nationwide Leaders Fund	2.00%	30
Gartmore Growth Fund	2.00%	30
Gartmore Nationwide Fund	2.00%	30
Gartmore U.S. Growth Leaders Fund	2.00%	30
Gartmore Worldwide Leaders Fund	2.00%	90
Gartmore Small Cap Growth Fund	2.00%	90
Gartmore Micro Cap Equity Fund	2.00%	90
Gartmore Mid Cap Growth Fund	2.00%	90
Gartmore Millennium Growth Fund	2.00%	90
Gartmore Large Cap Value Fund	2.00%	30
Gartmore Small Cap Fund	2.00%	90
Gartmore Value Opportunities Fund	2.00%	90
Gartmore China Opportunities Fund	2.00%	90
Gartmore Global Natural Resources Fund	2.00%	90
Gartmore High Yield Bond Fund	2.00%	5
Gartmore Bond Fund	2.00%	5
Gartmore Tax-Free Fund	2.00%	5
Gartmore Government Bond Fund	2.00%	5
Gartmore S&P 500 Index Fund	2.00%	5
Gartmore International Index Fund	2.00%	5
Gartmore Mid Cap Market Index Fund	2.00%	5
Gartmore Small Cap Index Fund	2.00%	5
Gartmore Bond Index Fund	2.00%	5

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

Exceptions to the Exchange Fee. Only certain intermediaries have agreed to collect the Fund's exchange fee from their customer's accounts. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:

•	Certain broker wrap fee and other fee-based programs;
•	Certain omnibus accounts where the omnibus account holder does not have the capability to impose an exchange fee on its underlying customers' accounts; and
•	Certain intermediaries that do not or cannot report to the Fund sufficient information to impose a exchange fee on their customers' accounts.

To the extent that an exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the exchange fee does not apply to:

•	Shares sold or exchanged under regularly scheduled withdrawal plans.
•	Shares purchased through reinvested dividends or capital gains.
•	Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
•	Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 years and other required distributions from retirement accounts.
•	Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction.
•	With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

Additional shareholder services

Shareholders are entitled to a wide variety of services by contacting:

Gartmore Funds 1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

Distributions of Income Dividends

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

For individuals, a portion of the income dividends paid to you may be qualified dividend income eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met. For corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

Distributions of Capital Gains

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"Buying a Dividend"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

Reinvesting Distributions

Call out box:
Changing your distribution option If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

Backup Withholding
You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax adviser or plan administrator for more information about your own tax situation, including possible state or local taxes.

Selling and Exchanging Fund Shares

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

Other Tax Information

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

- Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov

BY ELECTRONIC REQUEST:
publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495 GG-_____ 3/04